Exhibit 10.21B

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of the 15th day of April, 2008, by and among MHI HOSPITALITY CORPORATION, MHI HOSPITALITY, L.P., MHI HOSPITALITY TRS HOLDING, INC., MHI HOSPITALITY TRS, LLC, MHI GP LLC, PHILADELPHIA HOTEL ASSOCIATES LP, BROWNESTONE PARTNERS, LLC, LOUISVILLE HOTEL ASSOCIATES, LLC, TAMPA HOTEL ASSOCIATES LLC and BRANCH BANKING AND TRUST COMPANY, as Administrative Agent, as Issuing Bank and as a Lender, KEYBANK NATIONAL ASSOCIATION and MANUFACTURERS AND TRADERS TRUST COMPANY (collectively referred to herein as the “Lenders”).

R  E  C  I  T  A  L  S:

The Borrowers, the Guarantors, the Administrative Agent and the Lenders have entered into a certain Credit Agreement dated as of May 8, 2006, as amended by a certain First Amendment to Credit Agreement dated August 1, 2007 (referred to herein, as so amended, as the “Credit Agreement”). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

The Borrowers and Guarantors have requested the Agent and the Lenders to amend the Credit Agreement to (i) increase the Revolver Commitments in an amount equal to $20,000,000, to increase the total Revolver Commitments in a total aggregate amount equal to $80,000,000, (ii) exclude the Tampa Property (as defined herein) from the $25,000,000 limitation on Revolver Advances used in connection with any one Property, (iii) to change of definition of “Required Lenders” and (iv) to amend Sections 1.01, 2.01(a), 2.01(b) and 2.02(a) of the Credit Agreement as set forth herein.

The Lenders, the Administrative Agent, the Guarantors and the Borrowers desire to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:

SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2. Amendments. The Credit Agreement is hereby amended as set forth in this Section 2.

SECTION 2.01. Amendment to Section 1.01. The definition of “Tampa Property” shall be added to Section 1.01 of the Credit Agreement in appropriate alphabetical order as follows:

“Tampa Property” shall mean the Property located at 5303 West Kennedy Boulevard in the City of Tampa, Hillsborough County, Florida conveyed to Tampa Hotel Associates LLC by Deed recorded in Book 18219, Page 73 (a portion of Lot 1, Block 25, Tampania Subdivision), consisting of 3.87 acres more or less.

SECTION 2.02. Amendment to Section 1.01. The definition of “Required Lenders” set forth in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety in appropriate alphabetical order as follows:

“Required Lenders” means at any time any two (2) Lenders having at least 66-2/3% of the aggregate amount of the Revolver Commitments or, if the Revolver Commitments are no longer in effect, any two (2) Lenders holding at least 66-2/3% (directly or through participations pursuant to Sections 2.03(c) and 2.18(e)) of the aggregate outstanding principal amount of the Notes, Letter of Credit Advances and Undrawn Amounts.

SECTION 2.03. Amendment to Section 2.01(a). Section 2.01(a) of the Credit Agreement is amended and restated to read in its entirety as follows:

(a) Each Lender severally agrees, on the terms and conditions set forth herein, to make Revolver Advances to the Borrowers from time to time before the Termination Date; provided that: (1) immediately after each such Revolver Advance is made, the aggregate outstanding principal amount of Revolver Advances by such Lender together with such Lender’s Pro Rata Share of the aggregate outstanding principal amount of all Swing Line Advances, Letter of Credit Advances and Undrawn Amounts shall not exceed the amount of the Revolver Commitment of such Lender at such time; (2) the aggregate outstanding principal amount of Revolver Advances and Swing Line Advances advanced for purposes of funding working capital shall not exceed $10,000,000, it being understood that Revolver Advances used to purchase and make capital improvements to Non-Core Investments shall not be deemed working capital and shall not count toward such $10,000,000 limitation; (3) the aggregate amount of all Revolver Advances which have been used in connection with any one Property (including without limitation any and all Investments funded with the proceeds of Revolver Advances in any such Property) shall not exceed $25,000,000, except for the Revolver Advances used in connection with the Tampa Property which shall not exceed the amount of $38,000,000; and (4) the aggregate principal amount of all Revolver Advances, Swing Line Advances, Letter of Credit Advances and Undrawn Amounts shall not exceed the lesser of: (i) the aggregate amount of the Revolver Commitments of all of the Lenders at such time, and (ii)

the Borrowing Base. Each Borrowing under this Section 2.01(a)(1) shall be in an aggregate principal amount of $500,000 or any larger multiple of $100,000 (except that any such Borrowing may be in the aggregate amount of the Total Unused Revolver Commitments) and shall be made from the several Lenders ratably in proportion to their respective Revolver Commitments. Within the foregoing limits, the Borrowers may borrow under this Section, repay or, to the extent permitted by Section 2.10, prepay Revolver Advances and to the extent permitted by this Agreement, reborrow under this Section 2.01(a)(1) at any time before the Termination Date.

SECTION 2.04. Amendment to Section 2.01(b). Section 2.01(b) of the Credit Agreement is amended and restated to read in its entirety as follows:

(b) Subject to the terms and conditions set forth herein, the Borrowers shall have the right, at any time from the Closing Date until the Termination Date, to increase the total Revolver Commitments by an amount up to $20,000,000 (for a total Revolver Commitment, assuming no reductions, of $80,000,000) in the aggregate. The following terms and conditions shall apply to any such increase: (i) any such increase shall be obtained from existing Lenders or from other lenders or other financial institutions, in each case in accordance with the terms set forth below, (ii) the Revolver Commitment of any Lender may not be increased without the prior written consent of such Lender, (iii) the initial increase in the aggregate Revolver Commitments shall be in a minimum principal amount of $5,000,000 and any subsequent increase in the aggregate Revolver Commitments shall be in a minimum principal amount of $100,000, (iv) the Loan Parties, Pledgors and Lenders shall execute an acknowledgement (or in the case of the addition of a lender or other financial institution not then a party to this Agreement, a joinder agreement) in form and content satisfactory to the Administrative Agent to reflect the revised Revolver Commitments, (the Lenders do hereby agree to execute such acknowledgement (or joinder agreement) unless the acknowledgement purports to increase the Revolver Commitment of a Lender without such Lender’s consent), (v) the Borrowers shall execute such Notes as are necessary to reflect the increase in the Revolver Commitments and such amendments to the Collateral Documents and other Loan Documents as Administrative Agent may reasonably request to implement the terms of the Loan Documents, (vi) if any Revolver Advances are outstanding at the time of any such increase, the Borrowers shall make such payments and adjustments on the Revolver Advances as necessary to give effect to the revised commitment percentages and outstandings of the Lenders, (vii) the Borrowers may solicit commitments from lenders and other financial institutions that are not then a party to this Agreement so long as such lenders and other financial institutions are reasonably acceptable to the Administrative Agent and execute a joinder agreement in form and content satisfactory to the Administrative Agent, and (viii) the conditions set forth in Section 3.02 shall be satisfied. The amount of any increase in the Revolver Commitments hereunder shall be offered first to the existing Lenders, and in the event the additional commitments which existing Lenders are willing to take shall exceed the amount requested by the Borrowers, such excess shall be allocated in proportion to the commitments of such existing Lenders willing to take additional commitments. If the amount of the additional commitments requested by the Borrowers shall exceed the additional commitments which the existing Lenders are willing to take, then the Borrowers may invite other lenders and financial institutions reasonably acceptable to the Administrative Agent to join this Agreement as Lenders hereunder for the portion of commitments not taken by existing Lenders, provided that such other lenders and financial institutions shall enter into such joinder agreements to give effect thereto as the Administrative Agent and the Borrowers may reasonably request. Unless otherwise agreed by the Administrative Agent and the Lenders, the terms of any increase in the total Revolver Commitments shall be the same as those in effect prior to any increase; provided, however, that should the terms of the increase agreed to be other than those in effect prior to the increase, then the Loan Documents shall be amended to the extent necessary to incorporate any such different terms.

SECTION 2.05. Amendment to Section 2.02(a). Section 2.02(a) of the Credit Agreement is amended and restated to read in its entirety as follows:

(a) The Borrowers shall give the Administrative Agent notice in the form attached hereto as Exhibit A (a “Notice of Borrowing”) prior to 11:00 A.M. (Winston-Salem, North Carolina time) at least three (3) Euro-Dollar Business Days before each Borrowing of a Euro-Dollar Advance and at least one (1) Domestic Business Day before such Borrowing of a Base Rate Advance, together with a Borrowing Base Certification Report dated as of the date of such Borrowing, (A) specifying:

(i) the date of such Borrowing;

(ii) whether the Advances constituting such Borrowing are to be Base Rate Advances or Euro-Dollar Advances; provided that in the event of a failure to so specify such Advances shall be Euro-Dollar Advances; and

(iii) the aggregate amount of such Borrowing; and (B) certifying that the aggregate amount of all Revolver Advances which have been used in connection with any one Property (including without limitation any and all Investments funded with the proceeds of Revolver Advances in any such Property) shall not exceed $25,000,000 (except for the Revolver Advances used in connection with the Tampa Property, which shall not exceed $38,000,000 in the aggregate).

SECTION 3. Increase in Revolver Commitments. The Borrowers, the Guarantors, the Agent and the Lenders acknowledge and agree, as of the effective date of this Amendment, the aggregate amount of the Revolver Commitments shall be increased in an amount equal to $20,000,000, for a total aggregate amount of the Revolver Commitments of all of the Lenders equal to $80,000,000. The amended amount of each Lender’s total Revolver Commitment is the amount set forth opposite the name of such Lender on the signature pages hereof. The Agent shall deliver to the Lenders replacement Revolver Notes (in the amount of the Lenders’ respective Revolver Commitments) (such replacement Revolver Notes are hereinafter referred to as the “Replacement Notes”), executed by the Borrower, in exchange for the Revolver Notes of such Lenders currently outstanding. The Revolver Notes of such Lenders currently outstanding will be returned to the Borrower for cancellation. All references contained in the Credit Agreement and the other Loan Documents to the “Revolver Notes” shall mean and include the Replacement Notes as supplemented, modified, amended, renewed or extended from time to time.

SECTION 4. Conditions to Effectiveness. Subject to Sections 7 and 8 of this Amendment, the effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions, unless the Required Lenders waive such conditions:

(a) receipt by the Administrative Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party;

(b) receipt by the Administrative Agent of such amendments to the Loan Documents (excluding items to be delivered pursuant to Sections 7 and 8) in form and content satisfactory to the Administrative Agent, and other documents and information, all as the Administrative Agent shall reasonably request;

(c) receipt by the Administrative Agent of all documents which the Administrative Agent may reasonably request relating to the existence of each Loan Party, the authority for and the validity of this Amendment and the other Loan Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including without limitation an Officer’s Certificate, signed by the Secretary, an Assistant Secretary, a member, manager, partner, trustee or other authorized representative of the respective Loan Party, certifying as to the names, true signatures and incumbency of the officer or officers of the respective Loan Party, authorized to execute and deliver the Amendment and other Loan Documents, and certifying whether or not any changes to the entity’s Organizational Documents have taken place since August 1, 2007, and certified copies of, if applicable, a certificate of the Secretary of State of such Loan Party’s state of organization as to the good standing or existence of such Loan Party; and a copy of the Organizational Action taken by the board of directors of the Loan Party or the members, managers, trustees, partners or other applicable Persons authorizing the Loan Party’s execution, delivery and performance of this Amendment;

(d) the fact that the representations and warranties of the Borrowers and Guarantors contained in Section 6 of this Amendment shall be true on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true on and as of such earlier date; and

(e) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

SECTION 5. No Other Amendment. Except for the amendments set forth above and those contained in the First Amendment to Credit Agreement dated August 1, 2007 (“First Amendment”), the text of the Credit Agreement shall remain unchanged and in full force and effect. On and after the Second Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by the First Amendment and this Amendment. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement, the First Amendment and this Amendment shall be construed together as a single agreement. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrowers and Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, and the other Loan Documents being hereby ratified and affirmed. The Borrowers and Guarantors hereby expressly agree that the Credit Agreement, as amended, and the other Loan Documents are in full force and effect.

SECTION 6. Representations and Warranties. The Borrowers and Guarantors hereby represent and warrant to each of the Lenders as follows:

(a) No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Lenders on the date hereof.

(b) The Borrowers and Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them.

(c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrowers and Guarantors and constitutes the legal, valid and binding obligations of the Borrowers and Guarantors enforceable against them in accordance with its terms, provided that such enforceability is subject to general principles of equity.

(d) The execution and delivery of this Amendment and the performance by the Borrowers and Guarantors hereunder does not and will not, as a condition to such execution,

delivery and performance, require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrowers, or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other Organizational Documents of the Borrowers, or any Guarantor or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which any Borrower, or any Guarantor is party or by which the assets or properties of the Borrowers, and Guarantors are or may become bound.

(e) The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Secured Parties, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

SECTION 7. Post Second Amendment Effective Date Covenants. Within thirty (30) days after the Second Amendment Effective Date, the Administrative Agent shall have received from the Loan Parties, in form and substance satisfactory to the Administrative Agent: (i) fully executed, notarized and recorded amendments to each of the Mortgages encumbering the Mortgaged Properties; (ii) with respect to each Mortgaged Property, an endorsement to each Title Policy assuring the Administrative Agent that the Amendments to the Mortgages referenced in (i) above create valid and enforceable first priority mortgage liens on the respective Mortgaged Properties; and (iii) original opinions of legal counsel to the Loan Parties for each jurisdiction in which the Mortgaged Properties are located and for each of the states in which the Loan Parties are organized. The parties hereto agree that the document amending the Mortgage for the Tampa Property (“Tampa Mortgage”) shall increase the indebtedness applicable to the Tampa Mortgage to the amount of $25,000,000. The Loan Parties shall pay all state and local taxes applicable to the recording of the amendment to the Tampa Mortgage.

SECTION 8. Additional Post Second Amendment Effective Date Covenants for Tampa Mortgage. Within four (4) months of the Second Amendment Effective Date, the Administrative Agent shall have received from the Loan Parties, in form and substance satisfactory to the Administrative Agent: (a) a fully executed, notarized and recorded amendment to the Tampa Mortgage, increasing the indebtedness applicable to the Tampa Mortgage to the greater of (i) the total amount of the Revolver Advances used or reasonably expected to be used in connection with the Tampa Property, or (ii) the appraised fair market value of the Tampa Property after completion of construction and renovation by the Loan Parties (“Second Amendment to Tampa Mortgage”), (b) an endorsement to the Title Policy for the Tampa Property assuring the Administrative Agent that the Second Amendment to Tampa Mortgage creates a valid and enforceable first priority mortgage lien on the Tampa Property subject to customary exceptions set forth in said Title Policy as amended (“Florida Endorsement”), and (c) an original opinion from legal counsel to the Loan Parties regarding the Second Amendment to Tampa Mortgage (“Florida Opinion”). The Loan Parties shall pay all state and local taxes applicable to the recording of the Second Amendment to the Tampa Mortgage. Until such time as the Administrative Agent receives a recorded original of the Second Amendment to Tampa Mortgage, the Florida Endorsement and the Florida Opinion, the total amount of the Revolver Advances used in connection with the Tampa Property shall not exceed the amount of $25,000,000.00.

SECTION 9. Counterparts; Governing Law. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. This Amendment shall be construed in accordance with and governed by the laws of the State of North Carolina.

SECTION 10. Effective Date. This Amendment shall be effective as of April 15, 2008 (the “Second Amendment Effective Date”).

SECTION 11. Expenses. The Borrowers and Guarantors agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

SECTION 12. Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

SECTION 13. Consent by Guarantors. The Guarantors consent to the foregoing amendments. The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement as hereby amended, said Credit Agreement, as hereby amended, being hereby ratified and affirmed. In furtherance and not in limitation of the foregoing, the Guarantors acknowledge and agree that the “Guaranteed Obligations” (as defined in the Credit Agreement) include, without limitation, the indebtedness, liabilities and obligations evidenced by the Notes and the Loans made and Letters of Credit issued under the Credit Agreement as hereby amended. The Guarantors hereby expressly agree that the Credit Agreement, as hereby amended, is in full force and effect.

SECTION 14. Upfront Fee. On the date hereof, the Borrowers and Guarantors shall pay to the Administrative Agent for the ratable account of each Lender an upfront fee in an amount equal to the product of: (i) the amount by which such Lender’s Revolver Commitment is increased pursuant to this Amendment, times (ii) 0.75%.

IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

MHI HOSPITALITY CORPORATION

By:	/s/ David R. Folsom	(SEAL)
Name:	David R. Folsom
Title:	Chief Operating Officer

MHI HOSPITALITY, L.P.
By:	MHI Hospitality Corporation, General Partner

By:	/s/ David R. Folsom	(SEAL)
Name:	David R. Folsom
Title:	Chief Operating Officer

MHI HOSPITALITY TRS HOLDING, INC.

By:	/s/ William J. Zaiser	(SEAL)
Name:	William J. Zaiser
Title:	Executive Vice President and Chief Financial Officer

MHI HOSPITALITY TRS, LLC
a Delaware limited liability company

By:	MHI Hospitality TRS Holding, Inc.,
A Maryland Corporation, its sole member

By:	/s/ William J. Zaiser	(SEAL)
Name:	William J. Zaiser
Title:	Executive Vice President and Chief Financial Officer

MHI GP LLC
By:	MHI Hospitality, LP, its sole member
By:	MHI Hospitality Corporation, General Partner

By:	/s/ David R. Folsom	(SEAL)
Name:	David R. Folsom
Title:	Chief Operating Officer

PHILADELPHIA HOTEL ASSOCIATES LP
By:	MHI GP LLC, General Partner
By:	MHI Hospitality, LP, its sole member
By:	MHI Hospitality Corporation, General Partner

By:	/s/ David R. Folsom	(SEAL)
Name:	David R. Folsom
Title:	Chief Operating Officer

BROWNESTONE PARTNERS, LLC
By:	MHI Hospitality, LP, its sole member
By:	MHI Hospitality Corporation, General Partner

By:	/s/ David R. Folsom	(SEAL)
Name:	David R. Folsom
Title:	Chief Operating Officer

LOUISVILLE HOTEL ASSOCIATES, LLC

By:	/s/ David R. Folsom	(SEAL)
Name:	David R. Folsom
Title:	Manager

TAMPA HOTEL ASSOCIATES LLC

By:	/s/ David R. Folsom	(SEAL)
Name:	David R. Folsom
Title:	Manager

COMMITMENTS	BRANCH BANKING AND TRUST COMPANY,
Revolver Commitment:	as Administrative Agent, as Issuing Bank and as a Lender
$45,000,000

	By:	/s/ Michael Skorich	(SEAL)
	Name:	Michael Skorich
	Title:	Vice President

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Revolver Commitment:	KEYBANK NATIONAL ASSOCIATION
$21,666,667

	By:	/s/ Andrew K. McKown	(SEAL)
	Name:	Andrew K. McKown
	Title:	Vice President

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Revolver Commitment:	MANUFACTURERS AND TRADERS TRUST COMPANY
$13,333,333

	By:	/s/ John Mangan	(SEAL)
	Name:	John Mangan
	Title:	Vice President

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